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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------


                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  October 17, 1997


                            GROUP LONG DISTANCE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Florida                      0-21913                   65-0213198
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)



1451 West Cypress Creek Road, Suite 200,
           Fort Lauderdale, FL                                       33309
----------------------------------------                      ------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code:  (954) 771-9696


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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

Item 2. Acquisition or Disposition of Assets.

     On October 17, 1997, Group Long Distance, Inc. (the "Company") completed the private sale of 1,347,000 shares of common stock of Tel-Save Holdings, Inc. ("Tel-Save"), at approximately $19.76 per share, for gross proceedes to the Company of approximately $26.6 million (excluding taxes and transaction costs). The purchaser of the 1,347,000 shares of Tel-Save common stock was the Anschutz Family Investment Company LLC, a Colorado limited liability company.

     As previously reported, the Company had acquired warrants to purchase 1,347,000 shares of Tel-Save, at $4.08 per share (the "Warrants"), in connection with its August 11, 1997 acquisition of Eastern Telecommunications Incorporated ("ETI"). The $8.313 million purchase price for ETI consisted of two $3.5 million notes, the assumption of approximately $1.2 million of certain of ETI's liabilities and the payment of closing costs in the amount of $113,000.

     In August 1997, the Company exercised one of the Warrants and purchased 600,000 shares of common stock at an aggregate exercise price of $2,448,000. In October 1997, the Company exercised the remaining Warrant and purchased 747,000 shares of common stock at an aggregate exercise price of $3,047,760.

     Proceeds from the sale of the shares were used to retire the aggregate $7,000,000 in notes (and accrued interest) due in connection with the ETI acquisition, together with certain related closing cost legal fees. The balance of the proceeds from the sale of the shares was used to pay down debt and accounts payable owed to Tel-Save, including payment of the balance of the note outstanding to Tel-Save in connection with the June 1996 acquisition and marketing expenses incurred in connection with the Company's aggressive telemarketing efforts during the first half of its 1998 fiscal year.

Item 5.  Other Events.

     In an unrelated action in October 1997, the Company outsourced its back office operations, which includes collections, customer service and provisioning, reducing its workforce from 26 to 5 employees.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Pro Forma Financial Information

     The following financial statements of the Registrant giving effect to sale of 1,347,000 shares of Tel-Save common stock by the Company are filed as part of this Form 8-K on the pages indicated:


O    Pro Forma Financial Statements (Unaudited).............................F-1

O    Pro Forma Balance Sheet as at July 31, 1997 (Unaudited)................F-2

O    Pro Forma Statement of Operations for the Three Months
     Ended July 31, 1997 (Unaudited)........................................F-3

O    Pro Forma Adjustments as at July 31, 1997 (Unaudited)..................F-4



(b)  Exhibits

     99.1 Press Release, dated October 21, 1997, noticing the sale of 1,347,000 shares of Tel-Save stock by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GROUP LONG DISTANCE, INC.




Date: October 30, 1997               By:  /s/ Gerald M. Dunne, Jr.
                                          ------------------------
                                          Gerald M. Dunne, Jr.
                                          Chief Executive Officer and President

                            Group Long Distance, Inc.

                         PRO FORMA FINANCIAL STATEMENTS


On August 11, 1997, Group Long Distance, Inc. ("GLD") acquired all the issued and outstanding stock of Eastern Telecommunications Incorporated ("ETI"), a New York-based long distance reseller. The purchase price aggregated $8,313,000 and consisted of two $3,500,000 notes, assumption of approximately $1,200,000 of certain liabilities and the payment of closing costs of $113,000. ETI's assets consist of two warrants to purchase an aggregate 1,347,000 shares of the common stock of Tel-Save ("the Warrants"), a customer base of 7,000 customers, and certain receivables. No value was assigned to the receivables purchased due to the uncertainty surrounding their collectibility. Subsequent to the ETI acquisition, GLD exercised the Warrants to acquire an aggregate of 1,347,000 shares of Tel-Save common stock at $4.08 per share. On October 17, 1997, GLD sold the shares to another party for $19.76 per share or an aggregate of $26,612,720. Proceeds from the sale of the shares were used to retire the aggregate $7,000,000 in notes (and accrued interest) due in connection with the ETI acquisition, together with certain related closing cost legal fees. The balance of the proceeds from the sale of the shares was used to pay down debt and accounts payable owed to Tel-Save, including payment of the balance of the note outstanding to Tel-Save in connection with the June 1996 acquisition and marketing expenses incurred in connection with the Company's aggressive telemarketing efforts during the first half of its 1998 fiscal year. The information reflected in the Eastern Telecommunications Incorporated column in the following unaudited pro forma balance sheet as of July 31, 1997 and the pro forma statement of operations for the three months then ended was previously included in the 8K filed on October 27, 1997.

The following unaudited pro forma statement of operations for the three months ended July 31, 1997 is presented as if Group Long Distance, Inc. had entered into the transactions described in the preceding paragraph on May 1, 1997. The pro forma balance sheet gives effect to this acquisition as if it had occurred on July 31, 1997.

Pro forma information is not necessarily indicative of what the Company's results of operations actually would have been if these transactions had in fact occurred on the dates indicated.

                            Group Long Distance, Inc.

                             PRO FORMA BALANCE SHEET

                                  July 31, 1997
                                   (Unaudited)

                                                            Eastern        Exercise of
                                           Group Long      Telecommu-       Warrants
                                            Distance,       nications       and Sale              Pro Forma            Total
                                              Inc.        Incorporated      of Stock             Adjustments         Pro Forma
                                              ----        ------------      --------             -----------         ---------
              ASSETS
Current assets
    Cash                                 $    751,829      $      -       $ 26,612,720(2)     $   (136,110)(5)     $   567,208
                                                                                                  (113,000)(4)
                                                                                               (14,052,471)(3)
                                                                                                (5,495,760)(7)
                                                                                                (7,000,000)(6)
    Accounts receivable, net                7,380,947             -                -                   -             7,380,947
    Note receivable - related party            26,608             -                -                   -                26,608
    Investment - Tel-Save warrants                -         7,713,000        2,448,000(1)         (259,677)(8)             -
                                                                             3,047,760(1)
                                                                           (12,949,083)(2)
    Deferred tax assets                       233,300             -                -                   -               233,300
    Prepaid expenses and other
      current assets                        7,309,948             -                -                   -             7,309,949
                                         ------------      ----------     ------------        ------------         -----------
                                           15,702,632       7,713,000       19,159,397         (27,057,018)         15,518,012
                                         ------------      ----------     ------------        ------------         -----------

Prepaid expenses, net of current
  portion                                   5,070,000             -                -                   -             5,070,000
Property and equipment, net                   322,120             -                -                   -               322,120
Customer acquisition costs, net             1,710,935         600,000              -                   -             2,310,935
Deferred tax assets                           513,384             -                -                   -               513,384
Other assets                                   33,543             -                -                   -                33,543
                                         ------------      ----------     ------------        ------------         -----------
           Total assets                  $ 23,352,614      $8,313,000     $ 19,159,397        $(27,057,018)        $23,767,994
                                         ============      ==========     ============        ============         ===========

       LIABILITIES AND
    STOCKHOLDERS' EQUITY

Current liabilities
    Notes payable                        $        -        $7,000,000     $        -          $ (7,000,000)(6)     $       -
    Accounts payable                       19,668,593       1,313,000        2,448,000(1)      (11,769,250)(3)       8,952,667
                                                                             3,047,760(1)       (5,495,760)(7)
                                                                                                  (259,677)(8)
    Accrued expenses and other
      liabilities                             533,197             -                -                   -               533,197
    Income tax payable                            -               -          5,090,813(9)              -             5,090,813
    Current portion of long-term debt       1,881,373             -                -            (1,218,750)(10)        662,623
                                         ------------      ----------     ------------        ------------         -----------
                                           22,083,163       8,313,000       10,586,573         (25,743,437)         15,239,300
Long-term debt, net of
  current portion                           1,074,330             -                -            (1,064,471)(10)          9,859
                                         ------------      ----------     ------------        ------------         -----------
           Total liabilities               23,157,493       8,313,000       10,586,573         (26,807,908)         15,249,159
                                         ------------      ----------     ------------        ------------         -----------

Stockholders' equity
    Preferred stock                               -               -                -                   -                   -
    Common stock                                  -               -                -                   -                   -
    Additional paid-in capital              5,751,319             -                -                   -             5,751,319
    Accumulated deficit                    (5,556,198)            -          8,572,824            (249,110)          2,767,516
                                         ------------      ----------     ------------        ------------         -----------
           Total stockholders' equity         195,121             -          8,572,824            (249,110)          8,518,835
                                         ------------      ----------     ------------        ------------         -----------
           Total liabilities and
             stockholders' equity        $ 23,352,614      $8,313,000     $ 19,159,397        $(27,057,018)        $23,767,994
                                         ============      ==========     ============        ============         ===========

                            Group Long Distance, Inc.

                        PRO FORMA STATEMENT OF OPERATIONS

                    For the Three Months Ended July 31, 1997
                                   (Unaudited)

                                                                Eastern         Exercise of
                                            Group Long         Telecommu-        Warrants
                                             Distance,         nications         and Sale         Pro Forma             Total
                                               Inc.          Incorporated        of Stock        Adjustments          Pro Forma
                                               ----          ------------        --------        -----------          ---------
Sales                                     $   9,064,998     $     676,547     $          -      $          -      $    9,741,545

Cost of sales                                 6,961,188           378,968                -                 -           7,340,156
                                          -------------     -------------     --------------    --------------    --------------

           Gross profit                       2,103,810           297,579                -                 -           2,401,389

Selling, general and administrative
  expenses                                    1,188,567            96,827                -                 -           1,285,394

Marketing expenses                            1,690,000               -                  -                 -           1,690,000

Depreciation and amortization                   633,284               -                  -                 -             633,284
                                          -------------     -------------     --------------    --------------    --------------

           Earnings (loss) from
             operations                      (1,408,041)          200,752                -                 -          (1,207,289)

Net gain from sale of warrants                      -                 -          (26,612,720)(2)       113,000(4)    (13,550,637)
                                                                                  12,949,083(2)

Interest expense, net                            32,496           175,000                -             136,110(5)        343,606
                                          -------------     -------------     --------------    --------------    --------------


           Earnings (loss) before
             income taxes                    (1,440,537)           25,752         13,663,637          (249,110)       11,999,742

Income tax expense (benefit)                    (96,784)           29,434          5,090,813(9)            -           5,023,463
                                          -------------     -------------     --------------    --------------    --------------

           Net earnings (loss)            $  (1,343,753)    $      (3,682)    $    8,572,824    $     (249,110)   $    6,976,279
                                          =============     =============     ==============    ==============    ==============

Earnings (loss) per common and
  common equivalent share                 $       (0.39)                                                          $         2.02
                                          =============                                                           ==============

                            Group Long Distance, Inc.

                        PRO FORMA ADJUSTMENTS (UNAUDITED)

                                  July 31, 1997


 1) To reflect the exercise of the Tel-Save warrants consisting of 1,347,000 shares at $4.08 per share.

 2) To record the sale of the Tel-Save stock obtained through the exercise of the warrants.

 3) To record payment of $14,052,471 of accounts payable and debt due to Tel-Save with proceeds from the sale of the stock.

 4) To record payment of legal fees in connection with the ETI acquisition and the Tel-Save warrants.

 5) To record payment of interest incurred on the $7,000,000 of notes payable in connection with the ETI acquisition.

 6) To record payment of the $7,000,000 in notes payable incurred in connection with the acquisition of ETI.

 7) To record payment to Tel-Save for the amount due on the exercise of the Tel-Save warrants.

 8) To adjust the liability assumed in connection with the ETI acquisition to what was owed at July 31, 1997.

 9)    To record taxes on gain on stock sale.

10) To record payment of balance on Note outstanding to Tel-Save in connection with the June 1996 acquisition.